Exhibit 10.23

AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT

This Amended and Restated Fee and Reimbursement Agreement (“Agreement”) is entered into as of April 15, 2013 by and among Professor Connor’s, Inc., a Delaware corporation (the “Company”), (i) MidOcean Partners III, L.P. (“MidOcean III”), MidOcean Partners III-A, L.P. (“MidOcean III-A”), MidOcean Partners III-D, L.P (together with MidOcean III and MidOcean III-A, “MidOcean”), (ii) each of the members of Freshpet Investors, LLC, a Delaware limited liability company (“FPI”) that are identified as such on Exhibit A (the “FPI Guarantors”), (iii) each of the other Persons listed on Exhibit B hereto (the “Other Guarantors” and together with the FPI Guarantors and MidOcean, each a “Guarantor” and collectively the “Guarantors”), and solely for purposes of Section 4(c), Freshpet Investors, LLC, a Delaware limited liability company (“FPI”).

R E C I T A L S

A. WHEREAS, MidOcean and the FPI Guarantors have previously entered into a Fee and Reimbursement Agreement dated as of June 8, 2012 (the “Original Fee Agreement”), pursuant to which, among other things, the parties hereto allocated financial liability among the Guarantors for obligations arising under that certain Credit Agreement dated as of June 8, 2012 pursuant to which OneWest Bank, FSB (“OneWest”) and several other lenders made available to the Company a revolving credit facility in the maximum principal amount of $40 million (the “Original Credit Agreement”).

B. WHEREAS, in connection with the Company entering into the Original Credit Agreement, OneWest requested that MidOcean enter into an Equity Contribution Agreement to guarantee a portion of the Company’s payment obligations to OneWest under the Original Credit Agreement and each of the FPI Guarantors and each of the Other Guarantors agreed to enter into a Shareholder Guarantee to guarantee a portion of the Company’s payment obligations to OneWest under the Original Credit Agreement (collectively, the “Original Guarantees”).

C. WHEREAS, substantially concurrently herewith the Original Credit Agreement is being amended and restated to provide that the lenders will increase the revolving loan facility to a maximum amount of $60 million (as amended, restated, supplemented, refinanced, replaced or otherwise modified and in effect from time to time, the “Credit Agreement”).

D. WHEREAS, to induce OneWest to enter into the Credit Agreement, MidOcean, certain of the FPI Guarantors and each of the Other Guarantors has agreed to enter into (i) in the case of MidOcean, a First Amendment to the Equity Contribution Agreement and (ii) in the cash of the FPI Guarantors and the Other Guarantors, an Amendment to Guarantee and Reaffirmation to reconfirm the Original Guarantee of such Person and increase the amount of such Person’s guarantee to reflect the increase in the Company’s maximum borrowing from $45 million to $60 million (the Original Guarantees, as amended, the “Guarantees”) , each in an amount not to exceed the amount set forth under the heading “Amended Guarantee Amount” on Annex 1 hereto.

E. WHEREAS, the Guarantors now desire to amend Annex 1 to the Fee and Reimbursement Agreement to reallocate the liability among each of the Guarantors under the Credit Agreement.

F. WHEREAS, the Company has determined that this Agreement, the Guarantees, the Credit Agreement and the transaction contemplated hereby and thereby are advisable and in its best interests and the best interests of its stockholders.

G. WHEREAS, each of the Guarantors, on the one hand, and the Company, on the other, have a preexisting personal or business relationship.

H. WHEREAS, each of the Guarantors and the Company, by reason of its own business and financial experience or that of its advisors could reasonably be assumed to have the capacity to protect its own interests in connection with the transactions contemplated by this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the following covenants and agreements the parties hereby agree as follows:

1. Issuance of Guarantee. The Company hereby requests that each of the Guarantors issue the Guarantee in favor of OneWest. The Guarantors will guarantee the Company’s payment obligations under the Credit Agreement in favor of OneWest pursuant to the terms and conditions set forth in the Guarantee.

2. Fee. The Company will pay each Guarantor, subject to the conditions below, a contingent fee equal to the sum of 10% per annum of the amount of the Total Obligations of such Guarantor in the form of newly issued shares of Series C Preferred Stock, par value $0.001 per share, of the Company at a price of $5.25 per share (the “Guarantee Fee Preferred Stock”). The Guarantee Fee Preferred Stock shall accrue only from and after the date that such Guarantor enters into the Guarantee, and if at any time any Guarantor’s obligation under the Credit Agreement and/or Guarantee is terminated in full or in part, the Guarantee Fee Preferred Stock shall continue to accrue only with respect the amount, if any, of such Guarantor’s remaining commitment under the Credit Agreement and/or Guarantee. The issuance of the Guarantee Fee Preferred Stock shall be contingent such that it will become due and payable only upon a Change of Control and only if all principal and interest under the Credit Agreement has been repaid prior to consummation thereof or is repaid in connection therewith. The Guarantee Fee Preferred Stock is being delivered to the Guarantors in recognition of the additional financial risk associated with the Guarantors’ investment in the Company as a result of the Credit Agreement and not as compensation or a payment for any services rendered or otherwise in connection with the pursuit by Guarantor of a trade or business. Notwithstanding the foregoing, in the event that any Guarantor has failed to satisfy its obligations to OneWest pursuant to the terms of such Guarantor’s Guarantee, the Guarantee Fee Preferred Stock otherwise payable to such Guarantor in accordance with this Section 2 shall be forfeited. For purposes of this Agreement, “Change of Control” means, with respect to the Company, (i) any sale, merger, consolidation, share exchange, business combination, equity issuance or other transaction or series of related transactions, specifically excluding public offerings, which result in the stockholders immediately prior to the transaction(s) owning collectively less than 50% of the voting control immediately following the transaction(s); or (ii) any sale, lease, exchange, transfer or other disposition of substantially all of the assets, taken as a whole, in a single transaction or series of transactions, excluding sales in the ordinary course of business, sale/leaseback and corporate restructuring transactions. “Total Obligations” with respect to any Guarantor shall mean the amount set forth opposite such Guarantor’s name on Annex I attached hereto, as such Schedule may be modified following the date hereof to reflect the termination or reduction of the obligations of such Guarantor hereunder, which shall equal (x) the Initial Guarantee Amount from and after the date that such Guarantor entered into the Guarantee through the date ending immediately prior to the date hereof and (y) the Amended Guarantee Amount beginning on the date hereof; provided, that the Total Obligations with respect to each Guarantor as of any date of determination in which there has been a reduction or termination of the obligation of such Guarantor hereunder shall be the weighted average of the amounts set forth opposite such Guarantor’s name based on the number of days elapsed in such quarter (or portion thereof) prior to and after the amendment of Annex I to reflect such reduction or termination of the obligations of such Guarantor hereunder.

3. Notices of Demand from OneWest. Any of the undersigned who receives a demand for payment from OneWest under any Guarantee shall promptly provide notice of such demand to each of the other parties hereto as provided for in Section 11 hereto. Notwithstanding the party or parties to whom OneWest makes a demand, the Company will have the primary obligation to make payment to OneWest for any amounts demanded by OneWest under the Credit Agreement or guaranty thereof. The parties will use commercially reasonable efforts to communicate and cooperate on the making of any payments to OneWest under any Guarantee and any party hereto making a payment shall promptly provide the other parties hereto with evidence of such payment. In the event the Company does not make the payment to OneWest under the Credit Agreement, each Guarantors agrees to incur the several obligation to make, and agrees to actually make, payments directly to OneWest pursuant to the terms of (but in no event in excess of the amount set forth in) their respective Guarantee and in accordance with such Guarantor’s pro-rata percentage under the heading “Amended Pro-Rata Percentage” set forth on Annex 1 (“Pro-Rata Percentage”).

4. Reimbursement and Interest. (a) Payments. In addition to the Fees, the Company hereby agrees to issue to any Guarantor funding amounts to OneWest pursuant to the terms of any Guarantee (after taking into consideration any amounts funded to such Guarantor pursuant to Section 4(b) below) a number of shares of preferred stock of the Company that rank pari passu in all respects with the Company’s Series C Preferred Stock, par value $0.001 per share (the “Funded Guarantee Preferred Stock”), equal to the amount funded to OneWest pursuant to such Guarantee divided by the lesser of $3.00 per share and seventy-five percent (75%) of the fair market value thereof at the time of issuance (the “Funded Guarantee Preferred Stock Issue Price”). The Company shall prepare all documents and instruments necessary to authorize the Funded Guarantee Preferred Stock and issue the Funded Guarantee Preferred Stock to a Guarantor within three (3) days following payment to OneWest by a Guarantor (the “Payment Due Date”). The Company further covenants and agrees that the Company will at all times have authorized and reserved a sufficient number of unissued shares of blank check preferred stock to file a Certificate of Designations pursuant to the Delaware General Corporate Law to issue the Funded Guarantee Preferred Stock.1 All amounts under this Section 4(a) shall be paid without set-off, claim or counterclaim in funds immediately available to Guarantor. The obligations of the Company hereunder to reimburse the Guarantors shall be absolute, irrevocable and unconditional and shall be performed strictly in accordance with the terms hereof, irrespective of any lack of validity or enforceability of the Credit Agreement or any related agreement or any other event or circumstance.

(b) Reimbursement of Guarantor by other Guarantors. In the event that a Guarantor has not been reimbursed by the Company for amounts owing under Section 4(a) above by the Payment Due Date and if, notwithstanding Section 3 above, such Guarantor has paid to OneWest an amount in excess of such Guarantor’s Pro-Rata Percentage, in furtherance of Guarantor’s right of contribution, such Guarantor (“Initial Guarantor”) may make it demand on any Guarantor who has not paid its Pro-Rata Percentage (a “Contributing Guarantor”), which demand shall state the total amount demanded by OneWest, the amount paid by the Initial Guarantor, the amount required to be paid by each Contributing Guarantor and wire transfer instructions for such payment to the Initial Guarantor. Within three (3) days of receipt of such notice, each Contributing Guarantor shall make a payment to the Initial Guarantor in immediately available funds in the amount required to be paid by such Contributing Guarantor to the Initial Guarantor in respect to such demand, less any amounts previously paid by such Contributing Guarantor to OneWest pursuant to such demand.

(c) Share Forfeiture. In the event that any Guarantor shall fail to make payment when due of such Guarantor’s Pro-Rata Percentage pursuant to the terms of Section 3 or Section 4(b) (a “Defaulting Guarantor” and the unpaid portion of such Guarantee, the “Default Amount”), the Company shall notify each of the Guarantors (other than the Defaulting Guarantor) (such other Guarantors being so notified, the “Contributing Guarantors”) of the aggregate Default Amount. Each Contributing Guarantor may (but shall not be obligated to) fund the Default Amount to OneWest in satisfaction of the Defaulting Guarantor’s obligations in respect of the Default Amount; provided, that if more than one Guarantor elects to fund the Default Amount, such electing Guarantors shall fund the Default Amount pro rata based on their respective Pro-Rata Percentage or in such other manner as they may agree (provided that the FPI Guarantors shall have the right to fund the full Pro-Rata Percentage of the FPI Guarantors before the Pro-Rata Percentage of the FPI Guarantors is offered to any other Guarantor). If and to the extent that OneWest agrees to accept funding from a Contributing Guarantor in satisfaction of the Default Amount, then in connection with the funding of all (but not less than all) or any portion of any Default Amount by one or more Contributing Guarantors, the Defaulting Guarantor shall immediately surrender a number of shares of the Company’s common stock, par value $0.001 per share (or in the case of a Guarantor that owns preferred stock of the Company, the most senior class of convertible preferred stock of the Company held by such Guarantor), equal to the Default Amount actually funded by the Contributing Guarantors divided by Funded

[1]	Jonathan: Please confirm current authorized amount is sufficient in light of increased guarantee amount. If not, we will need to amend the charter to increased the authorized number of shares.

Guarantee Preferred Stock Issue Price (which in the case of preferred shall be calculated on an as-if converted to common basis), and such shares shall be transferred on the books and records of the Company to the Contributing Guarantors pro rata based on the respective amounts funded. In the event that less than all of the Default Amount is funded by the Contributing Guarantors (or none of the Default Amount is funded), the Defaulting Guarantor shall surrender to the Company (which shall become authorized, but unissued shares) a number of shares of the Company’s common stock, par value $0.001 per share (or in the case of a Guarantor that owns preferred stock of the Company, the most senior class of convertible preferred stock of the Company held by such Guarantor), equal to the Default Amount (excluding any such amount funded by the Contributing Guarantors) divided by Funded Guarantee Preferred Stock Issue Price (which in the case of preferred shall be calculated on an as-if converted to common basis), and upon such surrender. In furtherance of the foregoing, each Guarantor provides the Company with an irrevocable right to take such actions necessary to effect the agreement set forth in the preceding two sentences. With respect to any Defaulting Guarantor who is a Freshpet Guarantor, the obligations set forth in this Section 4(c) paragraph shall be exercisable directly against FPI.

(d) Interest. All sums payable to a Guarantor under Section 4(b) shall bear interest, from the date the payment is made under the Guarantee until such sums are paid in full at a rate of 10% per annum, or if lower, the maximum rate permitted by law (computed for the actual number of days elapsed, based on a 365/366 day year). Interest accruing pursuant to this Section 4(c) shall be due and payable on demand and on the date the respective sum is paid. It is not the intention of the Guarantors to violate any applicable usury or interest rate laws. None of the Guarantors agrees to, or intends to contract for, charge, collect, take, reserve or receive (collectively, “charge or collect”) any amount in the nature of interest or in the nature of a fee, penalty or other charge which would in any way or event cause any stockholder to charge or collect more than the maximum such Guarantor would be permitted to charge or collect by any applicable federal or state law. Any such excess interest or unauthorized fee shall, notwithstanding anything stated to the contrary in this Agreement, be applied first to reduce the amount owed, if any, and then any excess amounts will be refunded.

5. [Reserved].

6. Subrogation. Upon making any payment under Section 4 of this Agreement, each Guarantor making payment shall be subrogated to the rights of OneWest against the Company with respect to the Credit Agreement.

7. Additional Fees. The Company hereby agrees to pay each Guarantor immediately upon demand for all reasonable charges and expenses paid or incurred by it in connection with the preservation and enforcement of its rights hereunder and collection of amounts due to it hereunder, including without limitation, the reasonable fees and disbursements of its legal counsel. The prevailing Guarantor in any action to enforce Section 4(b) will be entitled to collect the reasonable fees and disbursements of its legal counsel.

8. Taxes. All payments by the Company under this Agreement will be made free and clear of and without deduction for any present or future taxes.

9. Entire Agreement. This Agreement, together with the Guarantee and the Credit Agreement, contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior arrangements and understandings (whether written or oral) with respect thereto (including, without limitation, the Original Fee Agreement).

10. Reinstatement. Notwithstanding anything to the contrary herein, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by any Guarantor pursuant to this Agreement is rescinded or otherwise must be restored or returned by such Guarantor upon or in connection with the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or otherwise, all as though such payment had not been made.

11. [Reserved].

12. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by a party and delivered to the other parties. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 12, provided that receipt of copies of such counterparts is confirmed.

13. Notices. All notices and other communications hereunder shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt given by facsimile, certified or registered mail, overnight delivery service such as Federal Express, or personal delivery against receipt to the party to whom it is given. All communications shall be sent, (a) if to a Guarantor, at such Guarantor’s address (and/or facsimile number) as set forth on the signature page, or at such other address as such Guarantor shall have furnished to the Company in writing, or (b) if to the Company, at 400 Plaza Drive, Secaucus, New Jersey 07094, and/or via facsimile at (201) 866-2018 and addressed to the attention of Richard Kassar, or at such other address and/or facsimile number as the Company shall have furnished to the Guarantors.

14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO SUCH STATE’S CHOICE OF LAW PROVISIONS.

15. Submission to Jurisdiction. (a) Each of the parties hereto hereby irrevocably acknowledges and consents that any legal action or proceeding brought with respect to any of the obligations arising under or relating to this Agreement may be brought in the courts of the State of New York, County of New York, or if it has or can acquire jurisdiction in the United States District Court for the Southern District of New York, as the party bringing such action or proceeding may elect, and each of the parties hereto hereby irrevocably submits to and accepts with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. Each party hereby further irrevocably waives any claim that any such courts lack jurisdiction over such party, and agrees not to plead or claim, in any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby brought in any of the aforesaid courts, that any such court lacks jurisdiction over such party. Each party irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party, at its address for notices set forth in Section 11, such service to become effective ten (10) days after such mailing. Each party hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other documents contemplated hereby that service of process was in any way invalid or ineffective. Subject to Section 13(b), the foregoing shall not limit the rights of any party to serve process in any other manner permitted by law. The foregoing consents to jurisdiction shall not constitute general consents to service of process in the State of New York for any purpose except as provided above and shall not be deemed to confer rights on any person other than the respective parties to this Agreement.

(b) Each of the parties hereto hereby waives any right it may have under the laws of any jurisdiction to commence by publication any legal action or proceeding with respect to this Agreement. To the fullest extent permitted by applicable law, each of the parties hereto hereby irrevocably waives the objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement in any of the courts referred to in Section 13(a) and hereby further irrevocably waives and agrees not to plead or claim that any such court is not a convenient forum for any such suit, action or proceeding.

(c) The parties hereto agree that the remedy at law for any breach of this Agreement may be inadequate and that should any dispute arise concerning any matter hereunder, this Agreement shall be enforceable in a court of equity by an injunction or a decree of specific performance. Such remedies shall, however, be cumulative and non-exclusive, and shall be in addition to any other remedies which the parties hereto may have.

16. Assignment. No party may assign its rights or obligations hereunder without the express written consent of the other parties hereto; provided, however, that an assignment of this Agreement by any Guarantor to an affiliate or successor entity that assumes the obligations of such Guarantor under the Guarantee to which such Guarantor is a party shall not be deemed an assignment under this Section 16. Any attempted assignment will be void. Subject to the foregoing, this Agreement will benefit and bind the successors and assigns of the parties. No party will be a third party beneficiary of this Agreement.

17. Waivers. The Company waives any rights with respect to, or defenses to, its obligations to the Guarantors hereunder that may be available by reason of any election of remedies by any Guarantor (including any such election that in any manner impairs, destroys or extinguishes the Company’s subrogation rights, rights to proceed against any other person or entity for reimbursement, or any other rights to proceed against any other person or entity or security).

18. No Agency. The parties hereto are independent contractors. This Agreement will not be construed as creating an agency, partnership or any other form of legal association (other than as expressly set forth herein) between the parties.

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IN WITNESS WHEREOF, the parties hereto have entered into this Amended and Restated Fee and Reimbursement Agreement as of the date first written above.

PROFESSOR CONNORS, INC.

By:	/s/ Richard Kassar
Name:	Richard Kassar
Title:	President and Chief Financial Officer

[SIGNATURE PAGE TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

MIDOCEAN PARTNERS III, L.P.

By:	MidOcean Associates, for and on behalf of its Segregated Portfolio, MidOcean Partners Segregated Portfolio III

By:	/s/ Andrew Spring
Name:	Andrew Spring
Title:	Managing Director

MIDOCEAN PARTNERS III-A, L.P.

By:	MidOcean Associates, for and on behalf of its Segregated Portfolio, MidOcean Partners Segregated Portfolio III

By:	/s/ Andrew Spring
Name:	Andrew Spring
Title:	Managing Director

MIDOCEAN PARTNERS III-D, L.P.

By:	MidOcean Associates, for and on behalf of its Segregated Portfolio, MidOcean Partners Segregated Portfolio III

By:	/s/ Andrew Spring
Name:	Andrew Spring
Title:	Managing Director

Address:

320 Park Avenue, 16th Floor New York, NY 10022 Attn: J. David Basto

[SIGNATURE PAGE TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

RICHARD AND SUZANNE KAYNE LIVING TRUST U/T/D 1/14/99

Richard and Suzanne Kayne Living Trust u/t/d 1/14/99

By:	/s/ Richard A. Kayne
Richard A. Kayne, Trustee

By:	/s/ Suzanne L. Kayne
Suzanne L. Kayne, Trustee

Address:

c/o Kayne Anderson Capital Advisors, LP
1800 Ave. of The Stars, 3rd Floor
Los Angeles, CA 90067

FOR PURPOSES OF SECTION 5:

RICHARD A. KAYNE

/s/ Richard A. Kayne
Richard A. Kayne

Address:

c/o Kayne Anderson Capital Advisors, LP
1800 Ave. of The Stars, 3rd Floor
Los Angeles, CA 90067

[SIGNATURE PAGE TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

LEVINE FAMILY INVESTMENT, LP

Levine Family Investment, LP

By:	/s/ David O. Levine
Name:	David O. Levine
Title:	General Partner

Address:

Levine Family Investment, LP
c/o David O. Levine
10347 Tennessee Avenue
Los Angeles, CA 90064

[SIGNATURE PAGE TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

THE LIEBERTHAL TRUST DTD 3/23/99

The Lieberthal Trust dtd 3/23/99

By:	/s/ Gary B. Lieberthal
Gary B. Lieberthal, Trustee

Address:

991 Bel Air Rd.
Los Angeles, CA 90077

[SIGNATURE PAGE TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

PATRICIA NEUWIRTH DTD 2/5/91

Patricia Neuwirth dtd 2/5/91

By:	/s/ Patricia Neuwirth
Patricia Neuwirth, Trustee

Address:

474 Cuesta Way
Los Angeles, CA 90077

[SIGNATURE PAGE TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

MOHN FAMILY TRUST

Mohn Family Trust

By:	/s/ Jarl Mohn
Jarl Mohn, Trustee

Address:

The Mohn Family Trust
100 Wilshire Blvd., Ste. 1830
Santa Monica, CA 90401

[SIGNATURE PAGE TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

PETER NEUWIRTH TRUST DTD 12/9/91

Peter Neuwirth Trust dtd 12/9/91

By:	/s/ Peter H. Neuwirth
Peter H. Neuwirth, Trustee

Address:

474 Cuesta Way
Los Angeles, CA 90077

[SIGNATURE PAGE TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

NORRIS TRUST DTD 6/18/02

Norris Trust dtd 6/18/02

By:	/s/ Charles A. Norris
Charles A. Norris, Trustee

By:	/s/ Margaret T. Norris
Margaret T. Norris, Trustee

Address:

481 Denslow Avenue
Los Angeles, CA 90049

FOR PURPOSES OF SECTION 5:

CHARLES NORRIS

/s/ Charles Norris
Charles Norris

Address:

481 Denslow Avenue
Los Angeles, CA 90049

[SIGNATURE PAGE TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

NORRIS TRUST DTD 6/18/02

By:	/s/ Charles A. Norris
Charles A. Norris, Trustee

By:	/s/ Margaret T. Norris
Margaret T. Norris, Trustee

Address:

481 Denslow Avenue Los Angeles, CA 90049

FOR PURPOSES OF SECTION 4:

FRESHPET INVESTORS, LLC

By:	/s/ Charles A. Norris
Name:	Charles A. Norris
Title:

Address:

481 Denslow Avenue
Los Angeles, CA 90049

[SIGNATURE PAGE TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

SCOTT RACINE

/s/ Scott Racine
Scott Racine

Address:

4332 Empress Avenue
Encino, CA 91436

[SIGNATURE PAGE TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

RUDNICK LIVING TRUST DTD 7/22/91

Rudnick Living Trust dtd 7/22/91

By:	/s/ Allan M. Rudnick
Allan M. Rudnick, Trustee

By:	/s/ Paula Rudnick
Paula Rudnick, Trustee

Address:

[SIGNATURE PAGE TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

LAWRENCE S. COBEN

/s/ Lawrence S. Coben
Lawrence S. Coben

Address:

40 West 22nd St #11, NY, NY 10010

[SIGNATURE PAGE TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

DOUGLAS A. & LORI A. SCHUR FAMILY TRUST DTD 5/1/97

Douglas A. & Lori A. Schur Family Trust dtd 5/1/97

By:	/s/ Douglas A. Schur
Douglas A. Schur, Trustee

By:	/s/ Lori A. Schur
Lori A. Schur, Trustee

Address:

26717 W. Mont Calabasas Dr.
Calabasas, CA 91302

[SIGNATURE PAGE TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

JAMES R. WILCOX

/s/ James R. Wilcox
James R. Wilcox

Address:

1297 Sherborne Lane
Powell, OH 43065

[SIGNATURE PAGE TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

MARILYNN S. MOSCRIP

/s/ Marilynn S. Moscrip
Marilynn S. Moscrip

Address:

11 29th Avenue, Unit 1
Venice, CA 90291

[SIGNATURE PAGE TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

DAVID L. MAHONEY AND WINNIFRED C. ELLIS 1998 TRUST DTD 6/25/98

David L. Mahoney and Winnifred C. Ellis 1998 Trust dtd 6/25/98

By:	/s/ David L. Mahoney
Name:	David L. Mahoney
Title:	Trustee

Address:

121 Jordan Avenue
San Francisco, CA 94118

[SIGNATURE PAGE TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

JEFFREY P. HUGHES

/s/ Jeffrey P. Hughes
Jeffrey P. Hughes

Address:

1040 Fifth Avenue
NewYork, NY 10028

[SIGNATURE PAGE TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

LYNN J. HORN

/s/ Lynn J. Horn

Address:

59 Wooleys Lane
Great Neck, NY 11023

[SIGNATURE PAGE TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

TRUST FBO DAVID STERN

Trust fbo David Stern

By:	/s/ Jonathan Stern
Jonathan Stern, Trustee

Address:

38 Taylor Ave
Harrison, NY 10528

[SIGNATURE PAGE TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

JAMES STERN

/s/ James Stern
James Stern

Address:

38 Taylor Avenue
Harrison, NY 10528

[SIGNATURE PAGE TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

TRUST U/W/O LENORE O. STERN

Trust u/w/o Lenore O. Stern

By:	/s/ James A. Stern
James A. Stern, Trustee

Address:

38 Taylor Avenue
Harrison, NY 10528

[SIGNATURE PAGE TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

TRUST FBO PETER STERN

Trust fbo Peter Stern

By:	/s/ Jonathan Stern
Jonathan Stern, Trustee

Address:

38 Taylor Avenue
Harrison, NY 10528

[SIGNATURE PAGE TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

LEVINE-ZACHARIUS LIVING TRUST DTD 11/17/1989

Levine-Zacharius Living Trust dtd 11/17/1989

By:	/s/ David O. Levine
David O. Levine, Trustee

Address:

10347 Tennessee Avenue
Los Angeles, CA 90064

[SIGNATURE PAGE TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

SASQUA FIELDS PARTNERS, LLC

Sasqua Fields Partners, LLC

By:	/s/ David Kercher
Name:	David Kercher
Title:	Managing Director

Address:

236 Main St., P.O. Box 621
Southport, CT 06890-0621

[SIGNATURE PAGE TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

HOWARD & MARCIE ZELIKOW LIVING TRUST DTD 5/30/07

Howard & Marcie Zelikow Living Trust dtd 5/30/07

By:	/s/ Howard M. Zelikow
Howard M. Zelikow, Trustee

Name:	/s/ Marcie P. Zelikow
Marcie P. Zelikow

Address:

[SIGNATURE PAGE TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

MICHAEL TARGOFF

/s/ Michael Targoff
Michael Targoff

Address:

600 Third Ave., 36th Floor
New York, NY 10016

[SIGNATURE PAGE TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

DAVID J. SHLADOVSKY

/s/ David J. Shladovsky
David J. Shladovsky

Address:

788 Brooktree Road
Pacific Palisades, CA 90272

[SIGNATURE PAGE TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

MARILYNE ARMSTRONG 2011 GRANTOR RETAINED ANNUITY TRUST DTD 6/2/11

Marilyne Armstrong 2011 Grantor Retained Annuity Trust dtd 6/2/11

By:	/s/ Marilyne Armstrong
Marilyne Armstrong, Trustee

Address:

4035 Natasha Drive
Lafayette, CA 94549

[SIGNATURE PAGE TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

JOSEPH E. PARZICK

/s/ Joseph E. Parzick
Joseph E. Parzick

Address:

437 Madison Avenue, Ste 33A
New York, NY 10022

[SIGNATURE PAGE TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

WILLIAM DAVID WALTERS

/s/ William David Walters
William David Walters

Address:

410 Route O
Everton, MO 65646

[SIGNATURE PAGE TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

Annex 1

Guarantor	Initial Guarantee Amount	Initial Pro-Rata Percentage	Additional Obligation	Amended Guarantee Amount	Amended Pro-Rata Percentage
MidOcean Partners III, L.P.	$12,988,500	32.47%	6,493,099.70	19,481,599.70	32.47
MidOcean Partners III-A, L.P.	$6,904,800	17.26%	3,452,394.60	10,357,194.60	17.26
MidOcean Partners III-D, L.P	$1,106,700	2.77%	554,505.70	1,661,205.70	2.77

Mid Ocean Sub-Total	$21,000,000	52.5%		31,500,000	52.5%
Dick Kassar	$400,000	1.00%	200,000	600,000	1.00
Richard Thompson	$600,000	1.50%	—	600,000	1.00

Management Sub-Total	$1,000,000	2.50%		1,500,000	2.00%
Richard and Suzanne Kayne Living Trust u/t/d 1/14/99	$5,032,286	12.58	2,516,139	7,548,425	12.58
Norris Trust dtd 6/18/02	$2,677,730	6.69	1,338,865	4,016,595	6.69
Michael Targoff & TGI Holdings, LLC	$1,373,795	3.43	686,898	2,060,693	3.43
Armstrong rust dtd 9/14/00	$1,200,000	3.00	900,000	2,100,000	3.50
David J. Shladovsky	$1,000,000	2.50	500,000	1,500,000	2.50
Mohn Family Trust	$892,029	2.23	446,015	1,338,044	2.23
James Stern, Trust fbo David Stern, Trust u/w/o Lenore O. Stern, Trust fbo Peter Stern	$887,779	2.22	443,890	1,331,669	2.22
Peter Neuwirth Trust dtd 12/9/91	$662,056	1.66	331,028	993,084	1.66
Douglas Hampson	$552,780	1.38	276,390	829,170	1.38
James R. Wilcox	$547,300	1.37	273,650	820,950	1.37
Patricia Neuwirth dtd 2/5/91	$492,250	1.23	246,125	738,375	1.23
David L. Mahoney and Winnifred C. Ellis 1998 Trust dtd 6/25/98	$419,410	1.05	209,705	629,115	1.05
Jeffrey P. Hughes	$355,188	0.89	177,594	532,782	0.89
The Lieberthal Trust dtd 3/23/99	$329,608	0.82	164,804	494,412	0.82

Guarantor	Initial Guarantee Amount	Initial Pro-Rata Percentage	Additional Obligation	Amended Guarantee Amount	Amended Pro-Rata Percentage
Howard & Marcie Zelikow Living Trust dtd 5/30/07	$305,081	0.76	152,541	457,622	0.76
Rudnick Living Trust dtd 7/22/91	$250,000	0.63	125,000	375,000	0.63
William A. Goldstein	$150,374	0.38	75,187	225,561	0.38
Lawrence S. Coben	$122,910	0.31	61,455	184,365	0.31
Levine-Zacharius Living Trust dtd 11/17/1989	$122,454	0.31	61,227	183,681	0.31
Douglas A. & Lori A. Schur Family Trust dtd 5/1/97	$112,427	0.28	56,214	168,641	0.28
Sasqua Fields Partners, LLC	$100,000	0.25	—	100,000	0.17
Silvers Living Trust dtd 2/11/04	$75,000	0.19	87,500	162,500	0.27
Levine Family Investment, LP	$66,758	0.17	33,379	100,137	0.17
Marilyn S. Moscrip	$60,261	0.15	30,131	90,392	0.15
Scott Racine	$39,935	0.10	19,968	59,903	0.10
Joseph E. Parzick	$140,030	0.35	70,015	210,045	0.35
William David Walters	$23,247	0.06	11,624	34,871	0.06
Lynn Horn	$9,312	0.02	4,656	13,968	0.02

Freshpet Investors Sub-total	$18,000,000	45%	9,000,000	$27,000,000	45.5%
Total All Guarantees	$40,000,000	100%		$60,000,000	100%

.

Exhibit A

Freshpet Investors

Exhibit B

Other Guarantors

Richard Thompson

Richard Kassar